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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                           _______________________

                                   FORM 8-K
                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 28, 1994
                                                 ------------------------------



                               Price/Costco, Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                     0-20355                                 33-0572969
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(State or other             (Commission                           (IRS Employer
 jurisdiction of             File Number)                   Identification No.)
 incorporation)



               4649 Morena Boulevard, San Diego, California 92117
              10809 120th Avenue N.E., Kirkland, Washington 98033
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(Address of principal executive offices) (Zip Code)


                                                    (619) 581-4600
Registrant's telephone number, including area code: (206) 828-8100
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- - -------------------------------------------------------------------------------
 (Former name or former address, if changed since last report)





                              Page 1 of 4 pages
                           Exhibit Index at page 4


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ITEM 5.   OTHER EVENTS.

          Price/Costco, Inc. (the "Registrant") and Price Enterprises, Inc., a newly formed Delaware corporation ("Newco"), have entered into an Agreement of Transfer and Plan of Exchange, dated July 28, 1994 (the "Agreement"). Pursuant to the Agreement, the Registrant will contribute certain commercial real estate not integral to the Registrant's merchandising operations and certain other assets (the "Assets") to Newco in exchange for 27 million shares of common stock of Newco ("Newco Common Stock"), which will constitute all of the outstanding shares of common stock of Newco, and the assumption by Newco of certain liabilities of the Registrant relating to the Assets. As soon as practicable thereafter, the Registrant will offer to exchange up to 27 million shares of Newco Common Stock for issued and outstanding shares of common stock of the Registrant ("Registrant Common Stock"), on a one-for-one basis. If less than 21.6 million shares of Registrant Common Stock are exchanged for shares of Newco Common Stock, the Registrant will distribute to holders of Registrant Common Stock all the remaining shares of Newco Common Stock held by the Registrant on a pro rata basis. If at least 21.6 million shares of Registrant Common Stock, but less than 27 million shares, are so exchanged, the Registrant will, at its option, either (A) distribute the remaining shares of Newco Common Stock held by the Registrant, as set forth above, or (B) sell such shares to Newco in exchange for a promissory note.

     The foregoing is only a summary of the transactions contemplated by the Agreement and is qualified in its entirety by reference to the complete text of the Agreement, which is attached as an Exhibit hereto.

     The Registrant anticipates that the transactions contemplated by the Agreement will close by calendar year-end.

     A copy of the Agreement is filed as an exhibit to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     2.1 Agreement of Transfer and Plan of Exchange, dated July 28, 1994, between Price/Costco, Inc. and Price Enterprises, Inc.

    99.1  Press Release, dated July 15, 1994

    99.2  Press Release, dated July 28, 1994


                              Page 2 of 4 pages

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                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRICE/COSTCO, INC.


                                    By:/s/Donald E. Burdick
                                       _____________________
                                       Name: Donald E. Burdick
                                       Title: Vice President


Dated:   ________, 1994


































                              Page 3 of 4 pages

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                                Exhibit Index

Exhibit                                                 Page
- - -------                                                 ----
  2.1        Agreement of Transfer and Plan of
             Exchange, dated July 28, 1994, between
             Price/Costco, Inc. and Price Enterprises,
             Inc.

 99.1        Press Release, dated July 15, 1994

 99.2        Press Release, dated July 28, 1994































                              Page 4 of 4 pages